Equinox Campbell Strategy Fund SUMMARY PROSPECTUS | FEBRUARY 1, 2018, as supplemented February 15, 2018	SHARE CLASS: TICKER SYMBOL:	A EBSAX	I EBSIX	P EBSPX	C EBSCX	SI EBSSX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.equinoxfunds.com/documents. You can also get this information at no cost by calling (888) 643-3431 or by sending an e-mail request to Invest@equinoxfunds.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus dated February 1, 2018 and statement of additional information dated February 1, 2018, each as may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective:

The Equinox Campbell Strategy Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional or in “How to Purchase Shares” beginning on page 22 of this Prospectus and in “Purchase, Redemption and Pricing of Shares” beginning on page 28 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I	Class P	Class C		Class SI
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None	None	None		None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	(1)	None	None	1.00%	(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None		None	None	None		None
Wire Redemption Fee (2)	$15.00		$15.00	$15.00	$15.00		$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I	Class P		Class C		Class SI
Management Fees (3)	1.64%		1.64%	1.64%		1.64%		1.64%
Distribution and/or Service (12b-1) Fees	0.25%	(4)	None	0.25%	(4)	1.00%	(4)	None
Total Other Expenses	0.33%		0.33%	0.33%		0.33%		0.28%
Shareholder Service Fees	0.00%	(5)	None	0.00%	(5)	None	(5)	None
Other Expenses (6) (7)	0.33%		0.33%	0.33%		0.33%		0.28%

Total Annual Fund Operating Expenses (6)	2.22%		1.97%	2.22%		2.97%		1.92%

Fee Waiver and/or Expense Reimbursement (6)	(0.28)%		(0.28)%	(0.28)%		(0.28)%		(0.28)%

Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (6)	1.94%		1.69%	1.94%		2.69%		1.64%

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. You should contact your financial intermediary to determine whether you are subject to the CDSC. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on redemptions of Class C shares made within twelve months after a purchase of Class C shares.

(2)	The Fund’s transfer agent charges this fee for each wire redemption.

(3)	“Management Fees” include a management fee paid to Equinox Institutional Asset Management, LP (the “Adviser”) by the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”), organized in the Cayman Islands, at the annual rate of 1.64% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary, with no right to recoupment. This undertaking may not be terminated by the Adviser as long as the investment advisory agreement between the Subsidiary and the Adviser is in place unless the Adviser obtains the prior approval of the Fund’s Board of Trustees (the “Board”).

(4)

The Fund has adopted a distribution plan for Class A shares, Class P shares and Class C shares pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”) that permits payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class A shares, payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class P shares

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and payments of up to 1.00% as a percentage of average daily net assets of the Fund’s Class C shares. Distribution and/or Service (12b-1) Fees for the Class P shares have been restated to reflect the accrual of 12b-1 fees, which were not accrued as of the close of the prior fiscal year.

(5)	The Fund may enter into shareholder services arrangements with broker-dealers, banks, trust companies, and other financial services firms under which such firms agree to provide certain support services to Class A and Class P shareholders for a fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and Class P shares. However, the Fund did not make any payments pursuant to such shareholder services arrangements with respect to Class A and Class P shares during the fiscal year ended September 30, 2017.

(6)	This item does not include management fees paid by the Subsidiary to the Adviser, which are included in “Management Fees.” “Other Expenses” include expenses of the Fund’s Subsidiary. The Adviser and Sub-Adviser have contractually agreed to reduce their advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.94% with respect to Class A shares, 2.69% with respect to Class C shares, 1.69% with respect to Class I shares, 1.94% with respect to Class P shares and 1.64% with respect to Class SI shares of the Fund’s average daily net assets. The contractual limit on total annual operating expenses for Class A shares excludes any fees or expenses paid pursuant to the Shareholder Services Plan, as applicable to Class A shares. The contractual limit on total annual operating expenses for Class P shares also excludes any Rule 12b-1 distribution fees and any fees or expenses paid pursuant to the Shareholder Services Plan, as applicable to Class P shares. The Adviser and Sub-Adviser have contractually agreed to reduce their fees and/or reimburse expenses of the Fund until at least January 31, 2019. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser and Sub-Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser and Sub-Adviser reduced their compensation and/or assumed expenses for the Fund. The Adviser and Sub-Adviser are permitted to seek reimbursement from the Fund, subject to certain limitations, for fees they waived and Fund expenses they paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement or waiver. No recoupment by the Adviser will occur unless the Fund’s operating expenses are below the expense limitation amount.

(7)	Effective as of February 15, 2018, the Fund’s other expenses have been restated to reflect the elimination of certain fees previously associated with the use of a total return swap referencing the Campbell Program. Other expenses previously included an interest expense of 0.01% associated with the utilization of a swap agreement. The financial statements will reflect the interest expense for the periods when such expenses were incurred.

Expense Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class P and Class C shares of the Fund, $100,000 (investment minimum) in Class I shares and $250,000,000 in Class SI shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$197	$667	$1,164	$2,533
Class I	$1,718	$5,913	$10,365	$22,733
Class P	$197	$6667	$1,164	$2,533
Class C	$272	$892	$1,538	$3,270
Class SI	$4,168,880	$14,399,408	$25,269,842	$55,514,378

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs (which are not reflected in “Annual Fund Operating Expenses” in the table above or in the Example) affect the Fund’s performance. For the fiscal period ended September 30, 2017, the Fund’s portfolio turnover rate was 0.00% of the average value of the portfolio.

In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0.00% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would likely have a high portfolio turnover rate which is generally considered to be over 100% of the average value of the portfolio.

Principal Investment Strategies:

Please refer to the section entitled “Key Terms” below for additional information on highlighted terms.

The Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed-income portfolio (typically U.S. Treasuries and other short-term U.S. government obligations) and (ii) directly or indirectly in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global (i.e. U.S. and non-U.S.) markets across a wide range of asset classes, including equities, fixed income, currencies and commodities, utilizing a portfolio of futures, forwards, options, spot contracts and swaps (the “Futures Portfolio”). The Fund either invests directly in those instruments, or indirectly by investing via a swap or via its wholly-owned subsidiary (the “Subsidiary”) which may then invest in such assets directly or indirectly.

The Fund’s Adviser delegates the management of the Futures Portfolio to a sub-adviser, Campbell & Company Investment Adviser LLC (“Campbell” or the “Sub-Adviser”). The Sub-Adviser will manage the Futures Portfolio and the Subsidiary’s Futures Portfolio by applying the Campbell Program. The Campbell Program seeks to generate attractive risk-adjusted returns across a broad range of market conditions through systematic investments in a diversified portfolio that may include swaps, futures and forward contracts in various global assets, including global interest rates, stock indices, currencies and commodities. The Campbell Program seeks to invest in a variety of assets and markets in and outside of the United States including emerging countries. The Campbell Program consists of trend following and other quantitative strategies that aim for low correlation to traditional asset classes such as equities and fixed income and are diversified by investment style, information source, investment holding period and instrument.

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Campbell’s investment philosophy is driven by a belief that markets are broadly efficient but trends emerge and remain due to shifts in supply, demand, and other economic factors. Asset mispricing can occur as a result of instability and uncertainty in markets, strongly-held opinions by market participants, or an unreliable flow of market information. Campbell seeks to systematically identify price trends and to develop macro and fundamental themes that exploit asset mispricing.

The Campbell Program uses quantitative modeling to develop and maintain systematic trading strategies driven by scientific analysis of technical, macro, and econometric data across global financial and commodity markets. The Campbell Program is designed to analyze market data to identify trends and relationships occurring within and across markets and asset classes globally. Once identified, these trends and relationships are converted into mathematical models that can be historically tested. Once a model is developed and thoroughly tested, it undergoes a rigorous peer review process to evaluate strength of theory and robustness. Model assumptions and other criteria are also analyzed, including tail risk, broad level risk factor exposures, market diversification, correlation, and volatility as well as transaction costs. New models must demonstrate efficacy on a stand-alone basis while complimenting the existing portfolio.

The Fund may make some or all of its investments in the Futures Portfolio through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. Generally, the Subsidiary will primarily invest directly or indirectly in commodity futures, but it may also invest in swaps, financial futures, foreign exchange currency forwards, U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Through investing in the Subsidiary, the Fund, will among other things, be able to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments (including commodity futures), however, the Subsidiary will comply with the same asset coverage requirements imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to its investments in commodity-linked derivatives (including commodity futures) that are applicable to the Fund’s transactions in derivatives. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

KEY TERMS

Econometric analysis is the use of statistical tools and data to describe and test certain economic relationships such as asset prices.

Fundamental analysis is the study of basic, underlying factors that will affect the supply and demand of an investment. For example, with respect to commodity futures, fundamental analysis may look at crop reports, weather patterns, economic reports and other fundamental data to determine whether to buy or sell the futures contract.

Macro analysis generally analyzes economic, political or financial trends to seek returns and invests across a particular, or a number of, geographic regions.

Systematic Trading is a trading strategy that employs computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made; generally with little or no human intervention once a mathematical formula has been entered.

Technical analysis is a method of evaluating an investment opportunity by using charts or computer programs to identify patterns in market data, such as price change, rates of change, and changes in volume of trading, open interest and other statistical indicators, in order to project the direction that a market or the price of an investment will move. Technical analysis does not take into account fundamental market factors, such as supply and demand.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

The Fund’s return will be derived principally from changes in the value of securities and derivatives of securities held in the Fund’s portfolio (including its investment in the Subsidiary), and the Fund’s assets will consist principally of securities. The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

Principal Investment Risks:    As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund. Many factors affect the Fund’s net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

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The Sub-Adviser Strategy Risk.    The performance of the Fund’s Futures Portfolio depends primarily on the ability of the Sub-Adviser to anticipate price movements in the relevant markets and underlying derivative instruments and futures and forward contracts. Such price movements may be influenced by, among other things:

•	changes in interest rates;

•	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•	weather and climate conditions;

•	natural disasters, such as hurricanes;

•	changing supply and demand relationships;

•	changes in balances of payments and trade;

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•	U.S. and international rates of inflation and deflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events; and

•	changes in philosophies and emotions of various market participants.

The Sub-Adviser’s investment process may not take all of these factors into account. The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

•	Futures and forward contracts have a high degree of price variability and are subject to occasional rapid and substantial changes;

•	the imperfect correlation between the change in market value of the forward or futures contract and the market value of the underlying instrument or reference assets with respect to such contracts;

•	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

•	possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

•	losses caused by unanticipated market movements, which are potentially unlimited;

•	Campbell’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

•	the possibility that the counterparty will default in the performance of its obligations; and

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if the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its derivative instruments or close certain positions at a time when it may be disadvantageous to do so.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses, as well as the potential for greater gains, than if it did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. Accordingly, the Fund’s NAV may be volatile.

The trading decisions of the Sub-Adviser are based in part on mathematical models, which are implemented as automated computer algorithms that the Sub-Adviser has developed over time. The successful operation of the automated computer algorithms on which the Sub-Adviser’s trading decisions are based is reliant upon the Sub-Adviser information technology systems and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Sub-Adviser recognizing that fact before substantial losses are incurred. There can be no assurance that the Sub-Adviser will be successful in maintaining effective mathematical models and automated computer algorithms.

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Commodities Risk.    Exposure to the commodities markets (including financial futures markets) may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

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Derivatives Risk.    Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See “Leverage/Volatility Risk” below. The primary types of derivatives in which the Fund and its Subsidiary invest in are swap agreements, futures contracts and forward contracts. Futures contracts, forward contracts and swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts, forward contracts and swap agreements depend largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts, forward contracts and swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts, forward contracts or swap agreements could have a potentially large impact on the Fund’s performance. Further, a relatively small movement in the price of a contract may result in a profit or loss which is high in proportion to the amount of funds actually placed as initial margin and may result in unquantifiable further loss exceeding any margin deposited. In the event that a call for further margin exceeds the amount of cash available, the Fund would be required to close out the relevant contract. In addition, daily limits on price fluctuations and speculative position limits on exchanges may prevent prompt liquidation of positions resulting in potentially greater losses. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements, futures contracts and options and forward contracts.

The prices of derivative instruments are highly volatile. Price movements of derivative instruments in which the Fund and its Subsidiary may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets. Such intervention is often intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any of the exchanges on which its positions trade or of their clearing houses.

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Fixed-Income Risk.    Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully below, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. The Fund’s fixed income investments will primarily consist of U.S. government securities which include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled by or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by Congress of the United States or any certificate of deposit for any of the foregoing, including U.S. Treasury bonds and U.S. Treasury bills. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

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Credit Risk.    Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

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Currency Risk.    The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

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Cyber Security Risk.    The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity.

Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage. The Fund may also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Trust invests. The Fund and its shareholders could be negatively impacted as a result.

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Emerging Market Risk.    The Fund may have exposure to emerging markets due to investments in certain Futures contracts linked to currencies and indices comprising emerging market equity securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

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Foreign Market Risk.    As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

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General Market Risk.    The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose some or all of your capital invested in the Fund, or the Fund could underperform other investments.

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Government Intervention and Regulatory Changes.    The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rule-making, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the Securities and Exchange Commission has recently proposed new regulations regarding mutual funds’ use of derivatives and leverage.

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These proposed rules, if adopted in substantially the same form as proposed, could have a substantial impact on the ability of the Fund to fully implement its investment strategy as described herein, which may limit the Fund’s ability to achieve its objective.

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Leverage/Volatility Risk.    The use of leverage by the Fund will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

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Liquidity Risk.    The Fund is subject to liquidity risk primarily due to its investments in derivatives, such as swaps. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

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Management Risk.    The Adviser’s or Sub-Adviser’s judgments about the attractiveness, value and potential positive or negative performance of any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

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Portfolio Turnover Risk.    The Fund may frequently buy and sell portfolio securities and other assets to rebalance its exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover expenses may cause the Fund’s performance to be less than you expect.

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Regulatory Risk.    Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or its Subsidiary, or that could adversely impact the Fund’s performance.

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Subsidiary Risk.    The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

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Tax Legislation Risk:    On December 22, 2017, new tax legislation was enacted which includes changes to tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deductibility of interest, and changes to the taxation of the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is newly enacted and Treasury Regulations related to the legislation have not been drafted, there is uncertainty in how the newly enacted tax legislation will affect the Fund’s investments, as such impact may be adverse. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation.

Performance:    The bar chart and the performance table illustrate the risks and volatility of investing in the Fund by showing the performance of the Fund’s Class I shares from year to year and by showing how the Fund’s average total annual returns for the one year and since inception period ended December 31, 2017, before and after taxes, compare with those of a broad measure of market performance. The bar chart does not reflect the impact of sales charges or servicing fees applicable to other share classes, if it did, performance would be lower. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.EquinoxFunds.com or by calling the Fund toll-free at 1-888-838-0770.

Calendar Year Returns

***During the period shown in the bar chart, the best performance for a quarter was 21.04% (for the quarter ended September 30, 2014). The worst performance was (12.62)% (for the quarter ended June 30, 2015).

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Average Annual Total Returns For the periods ended December 31, 2017	One Year	Since Inception*
Class I shares
Return Before Taxes	4.10%	1.98%
Return After Taxes on Distributions[1]	4.10%	1.26%
Return After Taxes on Distributions and Sale of Fund Shares	2.32%	1.22%
Class A shares
Return Before Taxes	3.82%	1.70%
Class P shares
Return Before Taxes	4.11%	1.96%
Barclays BTOP50 Index (reflects no deduction for fees, expenses or taxes)[2]	(0.92)%	0.65%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)[3]	21.83%	14.32%

*	The Equinox Campbell Strategy Fund commenced operations on March 4, 2013. Start of performance is March 8, 2013.

[1]

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns shown are for Class I shares only, after tax returns for Class A, Class P, Class C and Class SI shares will vary.

[2]

The Barclays BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2016 there are 20 funds in the BTOP50 Index.

[3]

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

Investment Adviser:    Equinox Institutional Asset Management, LP

Sub-Adviser:    Campbell & Company Investment Adviser LLC

Investment Adviser Portfolio Managers:

The portfolio management team has included the following members since 2013:

•	Ajay Dravid

•	Rufus Rankin

Sub-Adviser Portfolio Managers:

The portfolio management team has included the following members since 2018:

•	G. William Andrews

•	Kevin Cole

Manager of Managers Structure:    The Fund operates in a “manager of managers” structure. The Fund and the Adviser have received an exemptive order from the SEC that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisers that are unaffiliated with the Adviser without approval of the shareholders. The Adviser has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisers that are unaffiliated with the Adviser in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisers are aggregated, and fees payable to sub-advisers that are affiliated with the Adviser, if any, would be aggregated with fees payable to the Adviser. Disclosure of the separate fees paid to an affiliated sub-adviser would be required. Whenever a sub-adviser change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-adviser within 90 days of the hiring of any new sub-adviser.

Purchase and Sale of Fund Shares:

Minimum Investment Requirements

Purchase Amounts	Class A	Class I	Class P	Class C	Class SI
Minimum initial investment	$2,500	$100,000	$2,500	$2,500	$250,000,000
Minimum subsequent investment	$500	No Minimum	No Minimum	No Minimum	No Minimum

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information:    The Fund intends to make distributions that may be taxed as ordinary income except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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